EXHIBIT 10.03


                           WAIVER AND AMENDMENT NO. 2


               WAIVER AND AMENDMENT NO. 2 dated as of December 21, 1995, among UNITED STATIONERS SUPPLY CO., a corporation duly organized and validly existing under the laws of the State of Illinois (the "Company"), UNITED STATIONERS INC., a corporation duly organized and
      -------
     validly existing under the laws of the State of Delaware ("the
                                                                ---
     Guarantor" and together with the Company, the "Obligors"), each of the
     ---------                                      --------
     lenders that is a signatory hereto (the "Lenders"), and THE CHASE
                                              -------
     MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the lenders under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent").
      -----
               WHEREAS, the Company, the Guarantor, the Lenders and the Agent are parties to a Credit Agreement dated as of March 30, 1995 (as amended, modified and supplemented by Waiver and Amendment No. 1, dated as of April 13, 1995, among the Obligors, the lenders party thereto and the Agent, the "Credit Agreement"), providing, subject to
                                 ----------------
     the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by the Lenders to the Company in an aggregate principal or face amount not exceeding $500,000,000; and

               WHEREAS, the Company wishes to create a bankruptcy-remote, special purpose, wholly-owned subsidiary and sell, from time to time, Receivables (as defined in the Credit Agreement) to such subsidiary, which shall pay for such Receivables by selling undivided interests therein to certain banks pursuant to a receivables purchase agreement, all on terms substantially similar to those set forth in Exhibit 1 hereto (such transaction being referred to herein as the "Receivables
                                                               -----------
     Transaction") and subject to a reduction of the Revolving Credit
     -----------
     Commitments equal to the commitments under such receivables purchase agreement; and

               WHEREAS, the Guarantor wishes to issue additional shares of its common stock in a single offering prior to June 30, 1996 (the "Primary Offering") and to apply the proceeds therefrom in a manner
      ----------------
     other than as prescribed in Section 2.10(d) and (g) of the Credit Agreement; and

               WHEREAS, the Company, the Guarantor, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, including, without limitation, by increasing the aggregate Revolving Credit Commitments to $325,000,000, and the Lenders wish to give their conditional consent to the Receivables




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     Transaction and to consent to the application of the proceeds of the
     Primary Offering as set forth herein;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               Section 1.  Definitions.  Except as otherwise defined in
                           -----------
     this Waiver and Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2.  Waiver.  Notwithstanding anything to the
                           ------
     contrary in Section 2.10(d) or (g) or Section 9.09 of the Credit Agreement but subject to Section 6 below and effective as of the date hereof, the Lenders hereby agree and consent to the application of the Net Available Proceeds of the Primary Offering as follows:

                    (i)  First, an amount of such Net Available Proceeds
                         -----
               equal to (but not exceeding) $75,375,000 may be applied at the discretion of the Obligors to the partial or full redemption of the Guarantor's Class A Preferred Stock and/or Class C Preferred Stock (including the payments of all accrued dividends thereon) and to the redemption of the Take-Out Notes in accordance with the Indenture dated as of May 3, 1995, pursuant to which the Take-Out Notes were issued (and the payment of any premium on such Take-Out Notes due under such Indenture in connection with such redemption); provided that (A) at least $56,375,000 of such
                            --------
               Net Available Proceeds must be applied to such redemption of the Take-Out Notes (and the payment of any such premium thereon) prior to the redemption of any of the Guarantor's Class A Preferred Stock or Class C Preferred Stock, (B) no more than $19,000,000 of such Net Available Proceeds may be used to redeem any such Class A Preferred Stock or Class C Preferred Stock, (C) prior to redeeming such Class A Preferred Stock or Class C Preferred Stock, the Guarantor shall have received all applicable consents thereto (other than any such consent required under the Credit Agreement waived hereby), (D) any such Class A Preferred Stock or Class C Preferred Stock so redeemed shall be immediately retired, (E) such redemption shall have taken place not more than 60 days after the Guarantor has committed to such redemption and (F) at the time the Guarantor shall have committed to any such redemption, no Default shall have occurred and be continuing; and


                                       2


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                    (ii)  Second, the remaining amount of such Net
                          ------
               Available Proceeds (including any portion of the $75,375,000 available under the preceding clause (i) to redeem the preferred stock of the Guarantor and/or repurchase the Take-Out Notes that is not so applied) shall be applied to the prepayment of the Term Loans pro rata between each Class of Term Loans and, as to each Class, pro rata to the remaining installments thereof; and

                    (iii) Finally, any such Net Available Proceeds
                          -------
               remaining thereafter may be used for general corporate purposes.

               Section 3.  Amendments.  Subject to Section 6 below, but
                           ----------
     effective as of the date hereof, the Credit Agreement shall be amended as follows:

               3.01 References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

               3.02 Section 1.01 of the Credit Agreement shall be amended by adding the following definition of "Waiver and Amendment No. 2" and inserting the same in the appropriate alphabetical location and by amending in its entirety the definition of "Revolving Credit
     Commitment" as follows:

               "'Revolving Credit Commitment' shall mean, for each
                 ---------------------------
          Revolving Credit Lender, the obligations of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule I to Waiver and Amendment No. 2 (which Schedule I is deemed to be a part of this Agreement), as the same may be reduced from time to time pursuant to Section 2.04 hereof. The aggregate principal amount of the Revolving Credit Commitments is $325,000,000."

               "'Waiver and Amendment No. 2' shall mean Waiver and Amendment No. 2 dated as of December 21, 1995 among the Company, the Guarantor, the lenders party thereto and the Agent, providing for the partial amendment and waiver of certain provisions of this Agreement."

                                       3


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               3.03.  Section 9.09(b) of the Credit Agreement shall be
     amended by deleting the word "and" immediately preceding clause (iii) thereof, adding in its place a comma and adding immediately after such clause (iii) the following:

               ", (iv) repurchases of fractional shares of the common stock of the Guarantor, provided the aggregate purchase price of all
                            --------
          such fractional shares so repurchased under this clause (iv) does not exceed $10,000 and (v) repurchases of shares of the common stock of the Guarantor held by shareholders holding fewer than 100 such shares, provided the aggregate purchase price of all
                           --------
          such shares so repurchased under this clause (v) does not exceed $150,000."

               3.04 Section 9.10 of the Credit Agreement shall be amended by relettering clause (c) thereof to clause (d) thereof and inserting immediately before the word "minus" at the end of clause (b) thereof the following clause (c):

               "plus (c) 100% of the amount by which Net Worth shall have been increased as a result of the Primary Offering (as defined in Waiver and Amendment No. 2 hereto)".

               Section 4.  Consent.  Notwithstanding anything to the
                           -------
     contrary in Section 9.05, 9.06 or 9.07 of the Credit Agreement, but subject to their reasonable satisfaction with final documentation related thereto and to the conditions precedent in Section 6 hereto, the Lenders hereby agree and consent to the terms of the Receivables Transaction as such terms are set forth in Exhibit 1 hereto, provided
                                                                  --------
      that the Revolving Credit Commitments shall be reduced by an amount equal to the aggregate principal amount of the commitments of purchasers to purchase Receivables, or to finance the purchase of Receivables, in connection with the Receivables Transaction.

               Section 5.  Representations and Warranties.  Each of the
                           ------------------------------
     Guarantor and the Company represents and warrants to the Lenders that
     (a) no Default has occurred and is continuing and (b) the representations and warranties set forth in Section 8 of the Credit Agreement and in each other Basic Document to which the Guarantor or the Company is a party are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 8 to "this Agreement" included reference to this Waiver and Amendment No. 2.

                                       4

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               Section 6.  Effectiveness.  As provided in Sections 2, 3 and
                           -------------
     4 of this Waiver and Amendment No. 2, the waivers of and amendments to the Credit Agreement set forth in said Sections 2 and 3 shall become effective as of the date hereof, and the consent given in Section 4 hereof shall be conditioned in part on, the prior or simultaneous satisfaction of the following conditions:

               6.01 Each of the intended parties hereto shall have executed this Waiver and Amendment No. 2.

               6.02 The Company shall have paid to the Agent for the account of each Revolving Credit Lender a fee equal to 1/4 of 1% of the increase in the Revolving Credit Commitment of such Revolving Credit Lender after giving effect to this Waiver and Amendment No. 2; provided that such payment shall be made in accordance with Section
     --------
     4.01 of the Credit Agreement.

               In addition, the waivers of the Credit Agreement set forth in Section 2 of this Waiver and Amendment No. 2 are subject to the condition subsequent that upon the receipt of Net Available Proceeds from the Primary Offering, and the application of such Net Available Proceeds in accordance with said Section 2, the Company shall have paid to the Agent for the account of each Lender a fee equal to 3/16 of 1% of the Commitment of such Lender immediately prior to the effectiveness of this Waiver and Amendment No. 2; provided that such
                                                       --------
     payment shall be made in accordance with Section 4.01 of the Credit Agreement.

               Section 7.  Miscellaneous.  Except as herein provided, the
                           -------------
     Credit Agreement shall remain unchanged and in full force and effect. This Waiver and Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Waiver and Amendment No. 2 by signing any such counterpart. This Waiver and Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



                                       5

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               IN WITNESS WHEREOF, the parties hereto have caused this
     Waiver and Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                              UNITED STATIONERS SUPPLY CO.


                              By
                                -------------------------------------------
                                Title:


                              UNITED STATIONERS INC.


                              By
                                -------------------------------------------
                                Title:


                              THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION)


                              By
                                -------------------------------------------
                                Title:


                              ARAB BANKING CORPORATION
                              (B.S.C.)


                              By
                                -------------------------------------------
                                Title:


                              BANK OF AMERICA ILLINOIS


                              By
                                -------------------------------------------
                                Title:


                              THE BANK OF NEW YORK


                              By
                                -------------------------------------------
                                Title:

                                       6




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                              THE FIRST NATIONAL BANK OF CHICAGO


                              By
                                -------------------------------------------
                                Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LTD., CHICAGO BRANCH


                              By
                                -------------------------------------------
                                Title:


                              NATIONSBANK, N.A. (CAROLINAS)


                              By
                                -------------------------------------------
                                Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By
                                -------------------------------------------
                                Title:


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                              By
                                -------------------------------------------
                                Title:


                              BANK ONE, MILWAUKEE, NA


                              By
                                -------------------------------------------
                                Title:


                                       7


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                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By
                                -------------------------------------------
                                Title:


                              NATIONAL CANADA FINANCE CORPORATION


                              By
                                -------------------------------------------
                                Title:


                              By
                                -------------------------------------------
                                Title:


                              SANWA BUSINESS CREDIT CORPORATION


                              By
                                -------------------------------------------
                                Title:


                              TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION


                              By
                                -------------------------------------------
                                Title:


                              BANK OF SCOTLAND


                              By
                                -------------------------------------------
                                Title:


                              THE NORTHERN TRUST COMPANY


                              By
                                -------------------------------------------
                                Title:



                                       8


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                              CORESTATES BANK, N.A.


                              By
                                -------------------------------------------
                                Title:



                              COMERICA BANK


                              By
                                -------------------------------------------
                                Title:



                              THE FIRST NATIONAL BANK OF MARYLAND


                              By
                                -------------------------------------------
                                Title:


                              THE MITSUBISHI TRUST AND BANKING
                                   CORPORATION CHICAGO BRANCH


                              By
                                -------------------------------------------
                                Title:


                              NBD BANK


                              By
                                -------------------------------------------
                                Title:


                              BANQUE PARIBAS


                              By
                                -------------------------------------------
                                Title:


                              By
                                -------------------------------------------
                                Title:

                                       9

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                              SOCIETY NATIONAL BANK


                              By
                                -------------------------------------------
                                Title:


                              THE BANK OF TOKYO TRUST COMPANY


                              By
                                -------------------------------------------
                                Title:


                              UNION BANK


                              By
                                -------------------------------------------
                                Title:


                              MICHIGAN NATIONAL BANK


                              By
                                -------------------------------------------
                                Title:


                              CREDITANSTALT CORPORATE FINANCE,
                                   INC.


                              By
                                -------------------------------------------
                                Title:


                              By
                                -------------------------------------------
                                Title:



























                                       10



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                              KEYPORT LIFE INSURANCE COMPANY

                              By CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC., as
                                   Portfolio Advisor


                                   By
                                     --------------------------------------
                                     Title:


                              STICHTING RESTRUCTURED OBLIGATIONS
                                   BACKED BY SENIOR ASSETS 2
                                   (ROSA2)

                              By CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC., as
                                   Portfolio Advisor


                                   By
                                     --------------------------------------
                                     Title:


                              RESTRUCTURED OBLIGATIONS BACKED
                                   BY SENIOR ASSETS B.V.


                              By CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC., as
                                   Portfolio Advisor


                                   By
                                     --------------------------------------
                                     Title:

                                       11

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